Earnings / Loss per Share	6 Months Ended
Jun. 30, 2014
Earnings / Loss per Share [Abstract]
Earnings / Loss per Share
12.      Earnings / Loss per Share:
All shares issued (including the restricted shares issued under the Company's equity incentive plan) are the Company's common stock and have equal rights to vote and participate in dividends, subject to forfeiture provisions set forth in the applicable award agreement. The calculation of basic earnings per share does not consider the non-vested shares as outstanding until the time-based vesting restriction has lapsed.
The Company calculates basic and diluted earnings per share as follows:

	Six month period ended June 30,
	2013	2014
Income:
Net income / (loss)	$1,964	$(3,870)

Basic earnings / (loss) per share:
Weighted average common shares outstanding, basic	5,414,998	28,973,621
Basic earnings/(loss) per share	$0.36	$(0.13)

Effect of dilutive securities:
Dilutive effect of non-vested shares	28,641	-
Weighted average common shares outstanding, diluted	5,443,639	28,973,621
Diluted earnings / (loss) per share	$0.36	$(0.13)

The weighted average diluted common shares outstanding for the six month period ended June 30, 2013 includes the effect of 28,641 shares being the number of incremental shares assumed to be issued under the treasury stock method and 6,807 shares has been excluded from this calculation due to their anti-dilutive effect. For the six month period ended June 30, 2014, and on the basis that the Company incurred a net loss, the effect of 412,834 non- vested shares would be anti-dilutive; therefore basic equals diluted loss per share.